Fees Summary	Nov. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 29,622,137.00
Previously Paid Amount	0.00
Total Fee Amount	4,090.80
Total Offset Amount	0.00
Net Fee	$ 4,090.80